                                                                    EXHIBIT 10.7
                          EMPLOYEE TRAINING AGREEMENT

THIS EMPLOYEE TRAINING AGREEMENT (including any attachments hereto, the "Agreement") is entered into as of March 15, 1996 by and between General Wireless, Inc., a Delaware corporation (the "Company"), and Hyundai Electronics Industries Co., Ltd., a Korean corporation ("HEI").

A. This Agreement is being entered into in order to induce HEI's subsidiary Hyundai Electronics America ("HEA") to enter into a stock purchase agreement (the "Stock Purchase Agreement") of even date herewith.

B. HEI desires to have the Company provide training to certain HEI employees (the "Employees") designated by HEI in the Company's operations and the Company desires to provide such training to Employees on the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1. EFFECTIVE DATE. This Agreement shall become effective on the date specified for the first Closing under the Stock Purchase Agreement (the "Effective Date") if HEA notifies the Company, on or before such date, that it waives all unsatisfied conditions, if any, to its obligation to purchase the Maximum Equity Amount on that date. If such notice is thus given, this Agreement shall become effective on such date, whether or not any Authorized Securities are in fact issued on such date.

2. EMPLOYEE TRAINING. Subject to the terms of this Agreement, the Company agrees to train at least 10 and up to 18 HEI-designated technical personnel each year for the positions specified in Schedule 1 or such other positions as may be mutually agreed by the parties. The purpose of this program is to provide Employees with the business knowledge and skills necessary to work in the personal communication services field.

The Company shall consult with HEI in order to establish a mutually-satisfactory training program and schedule which specifies the training to be provided to each Employee. It is understood that each Employee shall remain HEI employees and is expected to return to HEI following his/her training period. Further, the Company understands that Employees may not be as familiar with the language, customs and business practices of the U.S. as the Company's U.S. employees. The parties will work together in good faith to make the employee training program a success, taking these factors into account, so that HEI will receive the benefits of its employees' increased know-how and experience. Without limiting the generality of the foregoing, the parties will mutually review the status of the program as required, and at least every 6 months, to identify potential problems and opportunities for improvement.

3. TRAINING TERM. Each Employee will participate in the training program for a period of at least one year. (Employee training period of longer than one year requires the concurrence of both the Company and HEI.) Subject to the terms and conditions set forth in this Agreement, the Company agrees to provide training to Employees for a period of 2 years.

The Company shall specify a starting date (not earlier than the Effective Date) for each Employee and notify HEI at least 30 days before such starting date. If HEI determines that such starting date is not feasible, the parties shall mutually agree on a new starting date. It is the intent of the parties that (i) the training period will be generally timed (a) to start at such time as the Company has in good faith begun to develop an infrastructure in the fields listed in Schedule 1 that would permit the efficient integration of the Employees into the Company's operations and (b) to maximize its value in terms of familiarizing the Employees with the respective fields listed in Schedule 1 and (ii) the training of members of the 2nd Group will begin when the training of the corresponding members of the 1st Group ends (provided that either party can reasonably request an overlap period of up to 3 months).

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

4. ACTIVE PARTICIPATION. The Company shall create a training program which will enable each Employee to participate actively in the designated operations of the Company and to acquire knowledge and experience in such operations. The Company agrees to supervise and assist Employees during the training program in order to effectuate the intent of the parties stated herein.

5. BENEFITS AND EXPENSES. During the term of the employee training program, HEI shall pay the salaries, benefits and living expenses of the Employees and the Company shall pay for supervision of the Employees and the training facilities.

6. PREPARATION. The Company shall use its best efforts to prepare its facilities and personnel for the Employee training program at the earliest possible date.

7. MISCELLANEOUS. The rights and obligations of the Company and HEI under this Agreement shall be governed by the laws of the State of New York. It may be amended, waived or terminated only by a writing signed by both parties. The headings are for reference purposes only and shall not affect in any way its meaning or interpretation.

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

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by persons duly authorized as of the date and year first above written.

     GENERAL WIRELESS, INC.

     By:
         -------------------------------------------
           Roger D. Linquist
           President and Chief Executive Officer


     HYUNDAI ELECTRONICS
     INDUSTRIES CO., LTD.

     By:
         -------------------------------------------
           Name:
           Title:

SCHEDULE 1
- ----------

ENGINEER TRAINING SCHEDULE
- --------------------------

HEI Employee training at General Wireless will take place as follows:

1. Term: Participating HEI Employee will be divided into two groups. Each group will participate for a term of at least one year.

2.   Training Field

- -----------------------------------------------------------------------------------------------
           DESC.             SYSTEM                     TRAINING         1ST          2ND
                                                          FIELD         GROUP        GROUP
                                                                       (maximum     (maximum
                                                                        no. of       no. of
                                                                      Employees)   Employees)
- -----------------------------------------------------------------------------------------------
                             MSC      H/W            Subscriber,           2            2
                                                     Signal
                                                     Processing,
                                                     Switching,
                                                     Processor

 Operation                            S/W            Operating             3            3
                                                     Structure,
                                                     Operating
                                                     S/W,
   and                                               Maintenance
                                                     S/W,
                                                     Signaling
                                                     S/W,
                                                     LR/DBMS,
Maintenance                                          Network

                             BSC      H/W            RF,                   3            3
                                                     Network,
                                                     TSB,
                                                     Processor,
                                                     DU
                             BTC      S/W            Operating,            2            2
                                                     Maintenance,
                                                     Signaling (BSC,
                                                     BTS) Common S/W
- -----------------------------------------------------------------------------------------------
Test                         MSC,     MSC, BSC, BTS                        3            3
                             BSC,
                             BTS
- -----------------------------------------------------------------------------------------------
Production                   MSC,     Production &                         2            2
                             BSC,     Test
                             BTS
- -----------------------------------------------------------------------------------------------
Installation                 MSC,     Installation                         1            1
                             BSC,     & Test
                             BTS
- -----------------------------------------------------------------------------------------------
Marketing                                                                  2            2
- -----------------------------------------------------------------------------------------------
TTL                                                                       18           18
- -----------------------------------------------------------------------------------------------

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